UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-07507

DWS Investments VIT Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

December 31, 2008

ANNUAL REPORT

DWS INVESTMENTS VIT FUNDS

DWS Equity 500 Index VIP

Contents

3 Performance Summary

4 Information About Your Portfolio's Expenses

5 Management Summary

6 Portfolio Summary

7 Investment Portfolio

19 Financial Statements

23 Financial Highlights

25 Notes to Financial Statements

29 Report of Independent Registered Public Accounting Firm

30 Tax Information

30 Proxy Voting

31 Investment Management Agreement Approval

34 Summary of Management Fee Evaluation by Independent Fee Consultant

37 Summary of Administrative Fee Evaluation by Independent Fee Consultant

38 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the portfolio's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the portfolio. Please read the prospectus carefully before you invest.

The Portfolio may not be able to mirror the S&P 500® closely enough to track its performance for several reasons, including the Portfolio's cost to buy and sell securities, the flow of money into and out of the Portfolio, and the potential underperformance of stocks selected. This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivatives positions. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the Portfolio's risk profile.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Portfolio's advisor. DWS Equity 500 Index VIP is not sponsored, endorsed, sold, nor promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. There is no guarantee that the Portfolio will be able to mirror the S&P 500 index closely enough to track its performance.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance figures for Classes A, B and B2 differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.31%, 0.56% and 0.71% for Class A, Class B and Class B2 shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Portfolio returns during all periods shown reflect a fee waiver/and or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment
[] DWS Equity 500 Index VIP — Class A [] S&P 500® Index

The Standard & Poor's (S&P) 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2008)
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,285	$7,645	$8,850	$8,455
	Average annual total return	-37.15%	-8.56%	-2.41%	-1.66%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$8,700
	Average annual total return	-37.00%	-8.36%	-2.19%	-1.38%
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$6,266	$7,585	$8,737	$9,207
	Average annual total return	-37.34%	-8.80%	-2.66%	-1.23%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$9,528
	Average annual total return	-37.00%	-8.36%	-2.19%	-.72%
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Class**
Class B2	Growth of $10,000	$6,264	$7,566	N/A	$7,654
	Average annual total return	-37.36%	-8.88%	N/A	-7.80%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	N/A	$7,857
	Average annual total return	-37.00%	-8.36%	N/A	-7.15%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on April 30, 2002. Index returns began on April 30, 2002.
** The Portfolio commenced offering Class B2 shares on September 16, 2005. Index returns began on September 30, 2005.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B	Class B2
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 714.80	$ 713.50	$ 713.00
Expenses Paid per $1,000*	$ 1.21	$ 2.28	$ 2.71
Hypothetical 5% Portfolio Return	Class A	Class B	Class B2
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,023.73	$ 1,022.47	$ 1,021.97
Expenses Paid per $1,000*	$ 1.42	$ 2.69	$ 3.20
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class B2
DWS Equity 500 Index VIP	.28%	.53%	.63%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Standard & Poor's® 500 (S&P 500) Index returned -37.00% for the 12-month period ended December 31, 2008. All 10 of the industry sectors within the S&P 500 posted negative returns. The weakest sector was financials, down more than 50%; the strongest was consumer staples with a negative return of -14%.

The Portfolio returned -37.15% (Class A shares, unadjusted for contract charges) for the 12-month period ended December 31, 2008. Since the Portfolio's investment strategy is to replicate as closely as possible, before the deduction of expenses, the performance of the S&P 500, the Portfolio's return is normally quite close to the return of the index.

The top contributor to the return of the index and the Portfolio was Wal-Mart Stores, Inc., which rose more than 20% during the period. Other positives were Amgen Inc., a biotechnology company; biopharmaceutical Gilead Sciences, Inc.; pharmaceutical leader Bristol-Myers Squibb Co.; and McDonald's Corp. Many of the other stocks that made positive contributions to the return appreciated when they reached agreements to be acquired; these include Anheuser-Busch* and William Wrigley Jr. Company.*

Many of the greatest detractors from performance were in the financials sector; these include Bank of America Corp., Citigroup, Inc. and American International Group, Inc. Also strongly negative was General Electric Co., which was down more than 50%.

Brent Reeder
Senior Vice President
Northern Trust Investments, N.A. (NTI), Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance figures for Classes A, B and B2 differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio may not be able to mirror the S&P 500 closely enough to track its performance for several reasons, including the Portfolio's cost to buy and sell securities, the flow of money into and out of the Portfolio, and the potential underperformance of stocks selected. This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivatives positions. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the Portfolio's risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Portfolio's advisor. DWS Equity 500 Index VIP is not sponsored, endorsed, sold, nor promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. There is no guarantee that the Portfolio will be able to mirror the S&P 500 index closely enough to track its performance.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* These stocks are no longer part of the S&P 500 Index or held in the Portfolio.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Information Technology	15%	17%
Health Care	15%	12%
Energy	14%	13%
Financials	13%	18%
Consumer Staples	13%	10%
Industrials	11%	11%
Consumer Discretionary	8%	8%
Utilities	4%	4%
Telecommunication Services	4%	4%
Materials	3%	3%
	100%	100%
Ten Largest Equity Holdings (22.2% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	5.1%
2. Procter & Gamble Co. Manufacturer of diversified consumer products	2.3%
3. General Electric Co. A diversified company provider of services to the technology, media and financial industries	2.2%
4. AT&T, Inc. Provider of communications services	2.1%
5. Johnson & Johnson Provider of health care products	2.1%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.9%
7. Microsoft Corp. Developer of computer software	1.9%
8. Wal-Mart Stores, Inc. Operator of discount stores and supercenters	1.6%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.5%
10. JPMorgan Chase & Co. Provider of global financial services	1.5%

Asset allocation, sector diversification, and holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 7. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

	Shares	Value ($)

Common Stocks 99.6%
Consumer Discretionary 8.4%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	19,594	116,976
Johnson Controls, Inc.	48,138	874,186
		991,162
Automobiles 0.1%
Ford Motor Co.* (a)	193,762	443,715
General Motors Corp. (a)	47,166	150,931
Harley-Davidson, Inc.	19,086	323,890
		918,536
Distributors 0.1%
Genuine Parts Co.	13,009	492,521
Diversified Consumer Services 0.2%
Apollo Group, Inc. "A"*	8,644	662,303
H&R Block, Inc.	26,596	604,261
		1,266,564
Hotels Restaurants & Leisure 1.6%
Carnival Corp. (Unit)	35,446	862,047
Darden Restaurants, Inc.	11,654	328,410
International Game Technology	25,056	297,916
Marriott International, Inc. "A"	23,940	465,633
McDonald's Corp.	91,191	5,671,168
Starbucks Corp.*	59,228	560,297
Starwood Hotels & Resorts Worldwide, Inc.	15,125	270,737
Wyndham Worldwide Corp.	14,337	93,907
Wynn Resorts Ltd.* (a)	4,600	194,396
Yum! Brands, Inc.	38,016	1,197,504
		9,942,015
Household Durables 0.4%
Black & Decker Corp.	4,922	205,789
Centex Corp.	10,635	113,156
D.R. Horton, Inc.	22,700	160,489
Fortune Brands, Inc.	12,155	501,758
Harman International Industries, Inc.	4,800	80,304
KB HOME	6,192	84,335
Leggett & Platt, Inc.	13,064	198,442
Lennar Corp. "A"	11,700	101,439
Newell Rubbermaid, Inc.	22,497	220,021
Pulte Homes, Inc. (a)	17,582	192,171
Snap-on, Inc.	4,693	184,810
The Stanley Works	6,456	220,150
Whirlpool Corp. (a)	6,188	255,874
		2,518,738
Internet & Catalog Retail 0.2%
Amazon.com, Inc.*	25,928	1,329,588
Expedia, Inc.*	16,953	139,693
		1,469,281
Leisure Equipment & Products 0.1%
Eastman Kodak Co. (a)	21,807	143,490
Hasbro, Inc.	10,186	297,126
Mattel, Inc.	29,298	468,768
		909,384
	Shares	Value ($)

Media 2.6%
CBS Corp. "B"	55,087	451,163
Comcast Corp. "A" (a)	234,787	3,963,205
Gannett Co., Inc. (a)	18,542	148,336
Interpublic Group of Companies, Inc.*	38,897	154,032
McGraw-Hill Companies, Inc.	25,764	597,467
Meredith Corp.	2,924	50,059
New York Times Co. "A" (a)	9,610	70,441
News Corp. "A"	186,154	1,692,140
Omnicom Group, Inc.	25,332	681,937
Scripps Networks Interactive "A"	7,400	162,800
The DIRECTV Group, Inc.*	44,300	1,014,913
Time Warner, Inc.	290,530	2,922,732
Viacom, Inc. "B"*	50,387	960,376
Walt Disney Co.	150,880	3,423,467
Washington Post Co. "B"	518	202,150
		16,495,218
Multiline Retail 0.7%
Big Lots, Inc.*	6,792	98,416
Family Dollar Stores, Inc.	11,470	299,023
J.C. Penney Co., Inc.	18,022	355,033
Kohl's Corp.*	24,678	893,344
Macy's, Inc.	34,108	353,018
Nordstrom, Inc. (a)	12,948	172,338
Sears Holdings Corp.* (a)	4,743	184,360
Target Corp.	61,210	2,113,581
		4,469,113
Specialty Retail 1.8%
Abercrombie & Fitch Co. "A"	7,000	161,490
AutoNation, Inc.*	8,951	88,436
AutoZone, Inc.*	3,091	431,102
Bed Bath & Beyond, Inc.*	21,116	536,769
Best Buy Co., Inc.	27,436	771,226
GameStop Corp. "A"*	13,500	292,410
Home Depot, Inc. (a)	138,385	3,185,622
Limited Brands, Inc.	22,070	221,583
Lowe's Companies, Inc.	118,900	2,558,728
Office Depot, Inc.*	23,203	69,145
RadioShack Corp.	10,845	129,489
Staples, Inc.	57,689	1,033,787
The Gap, Inc.	37,732	505,231
The Sherwin-Williams Co.	7,989	477,343
Tiffany & Co.	10,000	236,300
TJX Companies, Inc.	33,958	698,516
		11,397,177
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.*	26,700	554,559
Jones Apparel Group, Inc.	6,794	39,813
NIKE, Inc. "B"	31,950	1,629,450
Polo Ralph Lauren Corp.	4,600	208,886
VF Corp.	7,087	388,155
		2,820,863
Consumer Staples 12.8%
Beverages 2.5%
Brown-Forman Corp. "B"	8,350	429,941
Coca-Cola Co.	161,214	7,298,158
Coca-Cola Enterprises, Inc.	24,150	290,525
Constellation Brands, Inc. "A"*	16,600	261,782
	Shares	Value ($)

Dr. Pepper Snapple Group, Inc.*	21,200	344,500
Molson Coors Brewing Co. "B"	11,784	576,473
Pepsi Bottling Group, Inc.	11,411	256,862
PepsiCo, Inc.	126,546	6,930,924
		16,389,165
Food & Staples Retailing 3.3%
Costco Wholesale Corp.	35,245	1,850,362
CVS Caremark Corp.	116,390	3,345,049
Kroger Co.	53,063	1,401,394
Safeway, Inc.	34,927	830,215
SUPERVALU, Inc.	17,248	251,821
Sysco Corp.	48,857	1,120,779
Wal-Mart Stores, Inc.	181,827	10,193,222
Walgreen Co.	80,296	1,980,902
Whole Foods Market, Inc.	11,400	107,616
		21,081,360
Food Products 1.8%
Archer-Daniels-Midland Co.	52,207	1,505,128
Campbell Soup Co.	17,385	521,724
ConAgra Foods, Inc.	37,305	615,532
Dean Foods Co.*	11,500	206,655
General Mills, Inc.	27,228	1,654,101
H.J. Heinz Co.	25,379	954,250
Kellogg Co.	20,332	891,558
Kraft Foods, Inc. "A"	122,482	3,288,642
McCormick & Co., Inc.	10,614	338,162
Sara Lee Corp.	57,239	560,370
The Hershey Co. (a)	13,746	477,536
The J.M. Smucker Co.	9,766	423,454
Tyson Foods, Inc. "A"	22,800	199,728
		11,636,840
Household Products 3.1%
Clorox Co.	11,230	623,939
Colgate-Palmolive Co.	41,021	2,811,579
Kimberly-Clark Corp.	33,847	1,785,091
Procter & Gamble Co.	243,041	15,024,794
		20,245,403
Personal Products 0.2%
Avon Products, Inc.	34,470	828,314
Estee Lauder Companies, Inc. "A"	9,300	287,928
		1,116,242
Tobacco 1.9%
Altria Group, Inc.	167,470	2,522,098
Lorillard, Inc.	13,702	772,108
Philip Morris International, Inc.	166,070	7,225,706
Reynolds American, Inc.	13,728	553,376
UST, Inc.	12,235	848,864
		11,922,152
Energy 13.3%
Energy Equipment & Services 1.6%
Baker Hughes, Inc.	24,971	800,820
BJ Services Co.	23,886	278,750
Cameron International Corp.*	17,900	366,950
ENSCO International, Inc.	11,700	332,163
Halliburton Co.	71,573	1,301,197
Nabors Industries Ltd.*	22,696	271,671
National-Oilwell Varco, Inc.*	34,000	830,960
Noble Corp.	21,790	481,341
Rowan Companies, Inc.	9,282	147,584
Schlumberger Ltd.	98,618	4,174,500
	Shares	Value ($)

Smith International, Inc.	17,500	400,575
Weatherford International Ltd.*	55,188	597,134
		9,983,645
Oil, Gas & Consumable Fuels 11.7%
Anadarko Petroleum Corp.	38,014	1,465,440
Apache Corp.	27,153	2,023,713
Cabot Oil & Gas Corp.	8,400	218,400
Chesapeake Energy Corp. (a)	45,100	729,267
Chevron Corp.	165,582	12,248,101
ConocoPhillips	121,542	6,295,876
CONSOL Energy, Inc.	14,800	422,984
Devon Energy Corp.	35,792	2,351,892
El Paso Corp.	57,854	452,997
EOG Resources, Inc.	20,257	1,348,711
ExxonMobil Corp.	414,604	33,097,837
Hess Corp.	22,950	1,231,038
Marathon Oil Corp.	57,242	1,566,141
Massey Energy Co.	6,600	91,014
Murphy Oil Corp.	15,500	687,425
Noble Energy, Inc.	14,300	703,846
Occidental Petroleum Corp.	66,188	3,970,618
Peabody Energy Corp.	21,700	493,675
Pioneer Natural Resources Co.	9,900	160,182
Range Resources Corp.	12,368	425,336
Southwestern Energy Co.*	28,300	819,851
Spectra Energy Corp.	49,791	783,710
Sunoco, Inc.	9,416	409,219
Tesoro Corp.	11,300	148,821
Valero Energy Corp.	42,072	910,438
Williams Companies, Inc.	46,787	677,476
XTO Energy, Inc.	46,085	1,625,418
		75,359,426
Financials 13.2%
Capital Markets 2.3%
American Capital Ltd. (a)	16,100	52,164
Ameriprise Financial, Inc.	17,605	411,253
Bank of New York Mellon Corp.	92,948	2,633,217
Charles Schwab Corp.	75,663	1,223,471
E*TRADE Financial Corp.* (a)	39,900	45,885
Federated Investors, Inc. "B"	7,100	120,416
Franklin Resources, Inc.	12,352	787,810
Invesco Ltd.	31,400	453,416
Janus Capital Group, Inc.	12,271	98,536
Legg Mason, Inc.	11,500	251,965
Merrill Lynch & Co., Inc.	132,672	1,544,302
Morgan Stanley	88,440	1,418,578
Northern Trust Corp.	18,549	967,145
State Street Corp.	35,065	1,379,106
T. Rowe Price Group, Inc.	20,920	741,405
The Goldman Sachs Group, Inc.	35,833	3,023,947
		15,152,616
Commercial Banks 3.1%
BB&T Corp. (a)	44,534	1,222,904
Comerica, Inc. (a)	12,137	240,919
Fifth Third Bancorp. (a)	46,406	383,314
First Horizon National Corp.	13,774	145,591
Huntington Bancshares, Inc.	29,660	227,196
KeyCorp.	40,129	341,899
M&T Bank Corp.	6,250	358,812
Marshall & Ilsley Corp. (a)	21,052	287,149
National City Corp.	166,776	301,865
	Shares	Value ($)

PNC Financial Services Group, Inc. (a)	28,126	1,378,174
Regions Financial Corp.	56,361	448,634
SunTrust Banks, Inc.	28,671	846,941
US Bancorp.	145,354	3,635,303
Wachovia Corp.	175,099	970,048
Wells Fargo & Co.	309,748	9,131,371
Zions Bancorp.	9,011	220,860
		20,140,980
Consumer Finance 0.5%
American Express Co.	94,025	1,744,164
Capital One Financial Corp.	31,602	1,007,788
Discover Financial Services	38,870	370,431
SLM Corp.*	37,878	337,114
		3,459,497
Diversified Financial Services 3.4%
Bank of America Corp.	410,850	5,784,768
CIT Group, Inc.	23,124	104,983
Citigroup, Inc.	447,631	3,003,604
CME Group, Inc.	5,400	1,123,794
IntercontinentalExchange, Inc.*	6,100	502,884
JPMorgan Chase & Co.	305,491	9,632,131
Leucadia National Corp.*	14,400	285,120
Moody's Corp.	15,852	318,467
NYSE Euronext	21,600	591,408
The NASDAQ OMX Group, Inc.*	11,000	271,810
		21,618,969
Insurance 2.7%
Aflac, Inc.	38,637	1,771,120
Allstate Corp.	43,956	1,439,999
American International Group, Inc.	217,981	342,230
Aon Corp.	22,283	1,017,887
Assurant, Inc.	8,600	258,000
Chubb Corp.	28,970	1,477,470
Cincinnati Financial Corp.	13,109	381,079
Genworth Financial, Inc. "A"	35,100	99,333
Hartford Financial Services Group, Inc.	24,434	401,206
Lincoln National Corp.	20,769	391,288
Loews Corp.	29,382	830,042
Marsh & McLennan Companies, Inc.	41,613	1,009,948
MBIA, Inc. (a)	15,864	64,566
MetLife, Inc.	63,732	2,221,698
Principal Financial Group, Inc.	21,011	474,218
Progressive Corp.	54,756	810,936
Prudential Financial, Inc.	35,563	1,076,136
The Travelers Companies, Inc.	47,871	2,163,769
Torchmark Corp.	7,210	322,287
Unum Group	27,965	520,149
XL Capital Ltd. "A" (a)	25,277	93,525
		17,166,886
Real Estate Investment Trusts 1.0%
Apartment Investment & Management Co. "A" (REIT)	8,095	93,497
AvalonBay Communities, Inc. (REIT)	6,300	381,654
Boston Properties, Inc. (REIT)	9,700	533,500
Developers Diversified Realty Corp. (REIT)	9,700	47,336
Equity Residential (REIT)	21,930	653,953
HCP, Inc. (REIT)	20,085	557,760
	Shares	Value ($)

Host Hotels & Resorts, Inc. (REIT)	42,100	318,697
Kimco Realty Corp. (REIT) (a)	19,600	358,288
Plum Creek Timber Co., Inc. (REIT)	13,900	482,886
ProLogis (REIT)	23,700	329,193
Public Storage (REIT)	10,146	806,607
Simon Property Group, Inc. (REIT)	18,241	969,144
Vornado Realty Trust (REIT)	11,100	669,885
		6,202,400
Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc. "A"*	14,200	61,344
Thrifts & Mortgage Finance 0.2%
Hudson City Bancorp., Inc.	42,200	673,512
People's United Financial, Inc.	28,600	509,938
Sovereign Bancorp., Inc.*	41,798	124,558
		1,308,008
Health Care 14.7%
Biotechnology 2.2%
Amgen, Inc.*	86,916	5,019,399
Biogen Idec, Inc.*	23,560	1,122,163
Celgene Corp.*	38,100	2,106,168
Cephalon, Inc.*	5,600	431,424
Genzyme Corp.*	21,803	1,447,065
Gilead Sciences, Inc.*	74,572	3,813,612
		13,939,831
Health Care Equipment & Supplies 2.2%
Baxter International, Inc.	50,903	2,727,892
Becton, Dickinson & Co.	19,778	1,352,617
Boston Scientific Corp.*	121,665	941,687
C.R. Bard, Inc.	8,098	682,338
Covidien Ltd.	40,688	1,474,533
DENTSPLY International, Inc.	12,100	341,704
Hospira, Inc.*	13,420	359,924
Intuitive Surgical, Inc.*	3,100	393,669
Medtronic, Inc.	91,125	2,863,148
St. Jude Medical, Inc.*	27,688	912,597
Stryker Corp. (a)	20,082	802,276
Varian Medical Systems, Inc.*	10,300	360,912
Zimmer Holdings, Inc.*	18,284	739,039
		13,952,336
Health Care Providers & Services 2.1%
Aetna, Inc.	38,272	1,090,752
AmerisourceBergen Corp.	13,082	466,504
Cardinal Health, Inc.	29,100	1,003,077
CIGNA Corp.	22,305	375,839
Coventry Health Care, Inc.*	11,995	178,486
DaVita, Inc.*	8,500	421,345
Express Scripts, Inc.*	19,968	1,097,841
Humana, Inc.*	13,675	509,804
Laboratory Corp. of America Holdings*	8,991	579,110
McKesson Corp.	22,315	864,260
Medco Health Solutions, Inc.*	41,028	1,719,483
Patterson Companies, Inc.*	7,700	144,375
Quest Diagnostics, Inc.	12,816	665,279
Tenet Healthcare Corp.*	33,700	38,755
UnitedHealth Group, Inc.	98,708	2,625,633
WellPoint, Inc.*	41,488	1,747,889
		13,528,432
Health Care Technology 0.0%
IMS Health, Inc.	15,030	227,855
	Shares	Value ($)

Life Sciences Tools & Services 0.3%
Life Technologies Corp.*	13,210	307,925
Millipore Corp.*	4,515	232,613
PerkinElmer, Inc.	10,036	139,601
Thermo Fisher Scientific, Inc.*	33,921	1,155,688
Waters Corp.*	8,400	307,860
		2,143,687
Pharmaceuticals 7.9%
Abbott Laboratories	125,282	6,686,300
Allergan, Inc.	25,024	1,008,968
Bristol-Myers Squibb Co.	160,462	3,730,741
Eli Lilly & Co.	81,137	3,267,387
Forest Laboratories, Inc.*	25,195	641,717
Johnson & Johnson	226,634	13,559,512
King Pharmaceuticals, Inc.*	20,386	216,499
Merck & Co., Inc.	172,359	5,239,714
Mylan, Inc.* (a)	24,836	245,628
Pfizer, Inc.	552,389	9,782,809
Schering-Plough Corp.	131,850	2,245,406
Watson Pharmaceuticals, Inc.*	8,655	229,963
Wyeth	108,076	4,053,931
		50,908,575
Industrials 11.0%
Aerospace & Defense 2.8%
Boeing Co.	59,708	2,547,740
General Dynamics Corp.	31,734	1,827,561
Goodrich Corp.	10,161	376,160
Honeywell International, Inc.	60,347	1,981,192
L-3 Communications Holdings, Inc.	10,000	737,800
Lockheed Martin Corp.	26,993	2,269,572
Northrop Grumman Corp.	26,731	1,203,964
Precision Castparts Corp.	11,300	672,124
Raytheon Co.	33,696	1,719,844
Rockwell Collins, Inc.	12,931	505,473
United Technologies Corp.	77,500	4,154,000
		17,995,430
Air Freight & Logistics 1.1%
C.H. Robinson Worldwide, Inc.	13,800	759,414
Expeditors International of Washington, Inc.	17,300	575,571
FedEx Corp.	25,265	1,620,750
United Parcel Service, Inc. "B"	81,158	4,476,675
		7,432,410
Airlines 0.1%
Southwest Airlines Co.	59,495	512,847
Building Products 0.1%
Masco Corp.	29,165	324,606
Commercial Services & Supplies 0.5%
Avery Dennison Corp.	8,586	281,020
Cintas Corp.	10,742	249,537
Pitney Bowes, Inc.	16,846	429,236
R.R. Donnelley & Sons Co.	17,329	235,328
Republic Services, Inc.	25,999	644,515
Stericycle, Inc.*	6,900	359,352
Waste Management, Inc.	39,769	1,317,944
		3,516,932
Construction & Engineering 0.2%
Fluor Corp.	14,550	652,859
Jacobs Engineering Group, Inc.*	9,900	476,190
		1,129,049
	Shares	Value ($)

Electrical Equipment 0.5%
Cooper Industries Ltd. "A"	14,128	412,961
Emerson Electric Co.	62,504	2,288,272
Rockwell Automation, Inc.	11,647	375,499
		3,076,732
Industrial Conglomerates 2.8%
3M Co.	56,536	3,253,082
General Electric Co.	853,032	13,819,118
Textron, Inc.	20,182	279,924
Tyco International Ltd.	38,488	831,341
		18,183,465
Machinery 1.6%
Caterpillar, Inc.	49,236	2,199,372
Cummins, Inc.	16,412	438,693
Danaher Corp.	20,665	1,169,845
Deere & Co.	34,724	1,330,624
Dover Corp.	15,102	497,158
Eaton Corp.	13,505	671,333
Flowserve Corp.	4,600	236,900
Illinois Tool Works, Inc.	32,094	1,124,895
Ingersoll-Rand Co., Ltd. "A"	25,840	448,324
ITT Corp.	14,694	675,777
Manitowoc Co., Inc.	10,900	94,394
PACCAR, Inc. (a)	31,001	886,628
Pall Corp.	9,653	274,435
Parker Hannifin Corp.	13,168	560,167
		10,608,545
Professional Services 0.2%
Dun & Bradstreet Corp.	4,400	339,680
Equifax, Inc.	10,591	280,873
Monster Worldwide, Inc.*	10,085	121,928
Robert Half International, Inc.	12,700	264,414
		1,006,895
Road & Rail 1.0%
Burlington Northern Santa Fe Corp. (a)	22,838	1,729,065
CSX Corp.	32,148	1,043,845
Norfolk Southern Corp.	30,186	1,420,251
Ryder System, Inc.	4,552	176,527
Union Pacific Corp.	41,262	1,972,324
		6,342,012
Trading Companies & Distributors 0.1%
Fastenal Co. (a)	10,500	365,925
W.W. Grainger, Inc.	5,209	410,678
		776,603
Information Technology 15.2%
Communications Equipment 2.5%
Ciena Corp.* (a)	7,465	50,015
Cisco Systems, Inc.*	479,995	7,823,918
Corning, Inc.	126,722	1,207,661
Harris Corp.	10,300	391,915
JDS Uniphase Corp.*	17,678	64,525
Juniper Networks, Inc.*	44,100	772,191
Motorola, Inc.	183,680	813,702
QUALCOMM, Inc.	134,120	4,805,520
Tellabs, Inc.*	33,416	137,674
		16,067,121
	Shares	Value ($)

Computers & Peripherals 4.2%
Apple, Inc.*	72,562	6,193,167
Dell, Inc.*	141,309	1,447,004
EMC Corp.*	166,367	1,741,863
Hewlett-Packard Co.	198,627	7,208,174
International Business Machines Corp.	109,502	9,215,688
Lexmark International, Inc. "A"*	6,368	171,299
NetApp, Inc.*	26,584	371,378
QLogic Corp.*	10,618	142,706
SanDisk Corp.* (a)	18,200	174,720
Sun Microsystems, Inc.*	61,045	233,193
Teradata Corp.*	14,751	218,757
		27,117,949
Electronic Equipment, Instruments & Components 0.3%
Agilent Technologies, Inc.*	29,097	454,786
Amphenol Corp. "A"	14,600	350,108
FLIR Systems, Inc.*	11,300	346,684
Jabil Circuit, Inc.	16,647	112,367
Molex, Inc.	11,817	171,228
Tyco Electronics Ltd.	38,288	620,649
		2,055,822
Internet Software & Services 1.4%
Akamai Technologies, Inc.*	13,700	206,733
eBay, Inc.*	88,568	1,236,409
Google, Inc. "A"*	19,453	5,984,715
VeriSign, Inc.*	15,700	299,556
Yahoo!, Inc.*	112,388	1,371,134
		9,098,547
IT Services 1.0%
Affiliated Computer Services, Inc. "A"*	7,973	366,359
Automatic Data Processing, Inc. (a)	41,208	1,621,123
Cognizant Technology Solutions Corp. "A"*	23,700	428,022
Computer Sciences Corp.*	12,344	433,768
Convergys Corp.*	10,072	64,562
Fidelity National Information Services, Inc.	14,400	234,288
Fiserv, Inc.*	13,042	474,338
MasterCard, Inc. "A" (a)	5,900	843,287
Paychex, Inc.	26,011	683,569
Total System Services, Inc.	15,461	216,454
Western Union Co.	59,112	847,666
		6,213,436
Office Electronics 0.1%
Xerox Corp.	70,688	563,384
Semiconductors & Semiconductor Equipment 2.1%
Advanced Micro Devices, Inc.* (a)	50,960	110,073
Altera Corp.	24,186	404,148
Analog Devices, Inc.	23,535	447,636
Applied Materials, Inc.	108,830	1,102,448
Broadcom Corp. "A"*	35,821	607,882
Intel Corp.	453,345	6,646,038
KLA-Tencor Corp.	13,745	299,503
Linear Technology Corp. (a)	18,014	398,470
LSI Corp.* (a)	53,113	174,742
MEMC Electronic Materials, Inc.*	18,300	261,324
Microchip Technology, Inc.	14,800	289,044
Micron Technology, Inc.* (a)	62,220	164,261
National Semiconductor Corp.	15,826	159,368
Novellus Systems, Inc.*	8,114	100,127
	Shares	Value ($)

NVIDIA Corp.*	43,821	353,635
Teradyne, Inc.*	13,904	58,675
Texas Instruments, Inc.	105,679	1,640,138
Xilinx, Inc.	22,346	398,206
		13,615,718
Software 3.6%
Adobe Systems, Inc.*	43,010	915,683
Autodesk, Inc.*	18,548	364,468
BMC Software, Inc.*	15,706	422,649
CA, Inc.	31,959	592,200
Citrix Systems, Inc.*	15,098	355,860
Compuware Corp.*	21,046	142,061
Electronic Arts, Inc.*	25,858	414,762
Intuit, Inc.*	26,370	627,342
McAfee, Inc.*	12,400	428,668
Microsoft Corp.	624,771	12,145,548
Novell, Inc.*	28,536	111,005
Oracle Corp.*	317,778	5,634,204
Salesforce.com, Inc.*	8,500	272,085
Symantec Corp.* (a)	68,152	921,415
		23,347,950
Materials 3.0%
Chemicals 1.7%
Air Products & Chemicals, Inc.	17,139	861,577
CF Industries Holdings, Inc.	4,600	226,136
Dow Chemical Co.	75,061	1,132,670
E.I. du Pont de Nemours & Co.	73,212	1,852,264
Eastman Chemical Co.	6,330	200,724
Ecolab, Inc.	13,666	480,360
International Flavors & Fragrances, Inc.	6,543	194,458
Monsanto Co.	44,616	3,138,736
PPG Industries, Inc.	13,350	566,440
Praxair, Inc.	25,185	1,494,982
Rohm & Haas Co.	10,094	623,708
Sigma-Aldrich Corp.	10,440	440,986
		11,213,041
Construction Materials 0.1%
Vulcan Materials Co.	9,525	662,749
Containers & Packaging 0.2%
Ball Corp.	7,836	325,899
Bemis Co., Inc.	7,872	186,409
Owens-Illinois, Inc.*	13,600	371,688
Pactiv Corp.*	10,619	264,201
Sealed Air Corp.	13,196	197,148
		1,345,345
Metals & Mining 0.8%
AK Steel Holding Corp.	9,100	84,812
Alcoa, Inc.	65,281	735,064
Allegheny Technologies, Inc.	7,817	199,568
Freeport-McMoRan Copper & Gold, Inc.	30,799	752,728
Newmont Mining Corp.	37,032	1,507,202
Nucor Corp.	25,630	1,184,106
Titanium Metals Corp. (a)	6,900	60,789
United States Steel Corp.	9,459	351,875
		4,876,144
Paper & Forest Products 0.2%
International Paper Co.	34,672	409,130
MeadWestvaco Corp.	13,859	155,082
	Shares	Value ($)

Weyerhaeuser Co.	17,098	523,370
		1,087,582
Telecommunication Services 3.8%
Diversified Telecommunication Services 3.6%
AT&T, Inc.	478,336	13,632,576
CenturyTel, Inc.	8,219	224,625
Embarq Corp.	11,498	413,468
Frontier Communications Corp. (a)	26,090	228,027
Qwest Communications International, Inc. (a)	119,440	434,762
Verizon Communications, Inc.	230,929	7,828,493
Windstream Corp.	35,759	328,983
		23,090,934
Wireless Telecommunication Services 0.2%
American Tower Corp. "A"*	33,800	991,016
Sprint Nextel Corp.*	231,468	423,586
		1,414,602
Utilities 4.2%
Electric Utilities 2.5%
Allegheny Energy, Inc.	13,910	470,993
American Electric Power Co., Inc.	32,616	1,085,461
Duke Energy Corp.	104,883	1,574,294
Edison International	26,367	846,908
Entergy Corp.	15,656	1,301,483
Exelon Corp.	53,542	2,977,471
FirstEnergy Corp.	24,754	1,202,549
FPL Group, Inc.	33,084	1,665,118
Pepco Holdings, Inc.	16,900	300,144
Pinnacle West Capital Corp.	7,608	244,445
PPL Corp.	30,928	949,180
Progress Energy, Inc.	21,631	861,995
Southern Co.	64,804	2,397,748
		15,877,789
Gas Utilities 0.1%
Equitable Resources, Inc.	10,600	355,630
Nicor, Inc. (a)	3,684	127,982
Questar Corp.	14,300	467,467
		951,079
Independent Power Producers & Energy Traders 0.1%
AES Corp.*	56,448	465,131
Constellation Energy Group, Inc.	14,410	361,547
Dynegy, Inc. "A"*	39,872	79,744
		906,422
	Shares	Value ($)

Multi-Utilities 1.5%
Ameren Corp.	17,369	577,693
CenterPoint Energy, Inc.	26,021	328,385
CMS Energy Corp.	21,772	220,115
Consolidated Edison, Inc.	22,122	861,209
Dominion Resources, Inc.	47,058	1,686,559
DTE Energy Co.	13,257	472,877
Integrys Energy Group, Inc.	6,300	270,774
NiSource, Inc.	22,208	243,622
PG&E Corp.	29,049	1,124,487
Public Service Enterprise Group, Inc.	41,250	1,203,263
SCANA Corp.	9,600	344,640
Sempra Energy	19,987	852,046
TECO Energy, Inc. (a)	17,300	213,655
Wisconsin Energy Corp.	9,600	403,008
Xcel Energy, Inc.	34,057	631,758
		9,434,091
Total Common Stocks (Cost $799,896,107)		641,081,452
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.3%
US Treasury Obligation
US Treasury Bill, 0.829%**, 5/14/2009 (b) (Cost $1,698,049)	1,700,000	1,699,563
	Shares	Value ($)

Securities Lending Collateral 2.8%
Daily Assets Fund Institutional, 1.69% (c) (d) (Cost $18,029,128)	18,029,128	18,029,128

Cash Equivalents 0.0%
Cash Management QP Trust, 1.42% (c) (Cost $306,575)	306,575	306,575
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $819,929,859)+	102.7	661,116,718
Other Assets and Liabilities, Net	(2.7)	(17,176,725)
Net Assets	100.0	643,939,993
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $842,134,517. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $181,017,799. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $77,359,877 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $258,377,676.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $17,904,013, which is 2.8% of net assets.
(b) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

REIT: Real Estate Investment Trust

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	3/19/2009	10	2,193,492	2,250,250	56,758

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 659,110,580	$ 56,758
Level 2	2,006,138	—
Level 3	—	—
Total	$ 661,116,718	$ 56,758
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $801,594,156) — including $17,904,013 of securities loaned	$ 642,781,015
Investment in Daily Assets Fund Institutional (cost $18,029,128)*	18,029,128
Investment in Cash Management QP Trust (cost $306,575)	306,575
Total investments, at value (cost $819,929,859)	661,116,718
Cash	2,676
Dividends receivable	1,105,406
Receivable for investments sold	1,504,982
Interest receivable	42,065
Receivable for Portfolio shares sold	281,803
Receivable for daily variation margin on open futures contracts	64,208
Other assets	46,407
Total assets	664,164,265
Liabilities
Payable upon return of securities loaned	18,029,128
Payable for investments purchased	1,073,415
Payable for Portfolio shares redeemed	849,341
Accrued management fee	106,206
Other accrued expenses and payables	166,182
Total liabilities	20,224,272
Net assets, at value	$ 643,939,993
Net Assets Consist of
Undistributed net investment income	18,642,625
Net unrealized appreciation (depreciation) on: Investments	(158,813,141)
Futures	56,758
Accumulated net realized gain (loss)	(43,680,828)
Paid-in capital	827,734,579
Net assets, at value	$ 643,939,993
Class A Net Asset Value, offering and redemption price per share ($584,443,697 ÷ 61,222,579 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.55
Class B Net Asset Value, offering and redemption price per share ($40,494,298 ÷ 4,244,481 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.54
Class B2 Net Asset Value, offering and redemption price per share ($19,001,998 ÷ 1,992,383 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.54
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends	$ 20,976,969
Interest	21,255
Interest — Cash Management QP Trust	143,440
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	444,291
Total Income	21,585,955
Expenses: Management fee	1,833,164
Administration fee	919,349
Custodian fee	48,732
Distribution service fees (Class B and Class B2)	207,707
Record keeping fee (Class B2)	44,036
Services to shareholders	2,504
Professional fees	74,325
Trustees' fees and expenses	31,494
Reports to shareholders	35,296
Other	56,606
Total expenses before expense reductions	3,253,213
Expense reductions	(437,438)
Total expenses after expense reductions	2,815,775
Net investment income (loss)	18,770,180
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,449,696)
Futures	(3,839,526)
(6,289,222)
Change in net unrealized appreciation (depreciation) Investments	(415,944,138)
Futures	7,456
(415,936,682)
Net gain (loss)	(422,225,904)
Net increase (decrease) in net assets resulting from operations	$ (403,455,724)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2008	2007
Operations: Net investment income (loss)	$ 18,770,180	$ 22,969,195
Net realized gain (loss)	(6,289,222)	113,424,087
Change in net unrealized appreciation (depreciation)	(415,936,682)	(54,265,444)
Net increase (decrease) in net assets resulting from operations	(403,455,724)	82,127,838
Distributions to shareholders from:
Net investment income: Class A	(20,754,466)	(21,156,472)
Class B	(1,112,015)	(1,115,985)
Class B2	(765,628)	(629,996)
Total distributions	(22,632,109)	(22,902,453)
Portfolio share transactions: Class A Proceeds from shares sold	61,208,851	142,014,066
Reinvestment of distributions	20,754,466	21,156,472
Cost of shares redeemed	(154,585,231)	(285,852,359)
In-kind redemptions	—	(297,115,219)
Net increase (decrease) in net assets from Class A share transactions	(72,621,914)	(419,797,040)
Class B Proceeds from shares sold	8,002,088	14,114,550
Reinvestment of distributions	1,112,015	1,115,985
Cost of shares redeemed	(9,476,800)	(37,769,157)
Net increase (decrease) in net assets from Class B share transactions	(362,697)	(22,538,622)
Class B2 Proceeds from shares sold	2,162,449	3,660,238
Reinvestment of distributions	765,628	629,996
Cost of shares redeemed	(18,892,660)	(15,637,931)
Net increase (decrease) in net assets from Class B2 share transactions	(15,964,583)	(11,347,697)
Increase (decrease) in net assets	(515,037,027)	(394,457,974)
Net assets at beginning of period	1,158,977,020	1,553,434,994
Net assets at end of period (including undistributed net investment income of $18,642,625 and $22,718,721, respectively)	$ 643,939,993	$ 1,158,977,020

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (continued)
Increase (Decrease) in Net Assets	Years Ended December 31,
	2008	2007
Class A Shares outstanding at beginning of period	67,350,398	94,305,191
Shares sold	4,745,972	9,198,622
Shares issued to shareholders in reinvestment of distributions	1,446,304	1,366,697
Shares redeemed	(12,320,095)	(18,652,060)
In-kind redemptions	—	(18,868,052)
Net increase (decrease) in Class A shares	(6,127,819)	(26,954,793)
Shares outstanding at end of period	61,222,579	67,350,398
Class B Shares outstanding at beginning of period	4,176,782	5,613,107
Shares sold	720,240	915,083
Shares issued to shareholders in reinvestment of distributions	77,384	72,046
Shares redeemed	(729,925)	(2,423,454)
Net increase (decrease) in Class B shares	67,699	(1,436,325)
Shares outstanding at end of period	4,244,481	4,176,782
Class B2 Shares outstanding at beginning of period	3,113,678	3,841,811
Shares sold	180,545	240,022
Shares issued to shareholders in reinvestment of distributions	53,280	40,645
Shares redeemed	(1,355,120)	(1,008,800)
Net increase (decrease) in Class B2 shares	(1,121,295)	(728,133)
Shares outstanding at end of period	1,992,383	3,113,678

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 15.53	$ 14.97	$ 13.11	$ 12.73	$ 11.64
Income (loss) from investment operations: Net investment income (loss)[a]	.27	.27	.24	.21	.21
Net realized and unrealized gain (loss)	(5.93)	.52	1.78	.37	1.01
Total from investment operations	(5.66)	.79	2.02	.58	1.22
Less distributions from: Net investment income	(.32)	(.23)	(.16)	(.20)	(.13)
Net asset value, end of period	$ 9.55	$ 15.53	$ 14.97	$ 13.11	$ 12.73
Total Return (%)	(37.15)[b]	5.30[b]	15.52[b]	4.68	10.59[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	584	1,046	1,412	1,102	790
Ratio of expenses before expense reductions and/or recoupments (%)	.33	.33	.28	.27	.28
Ratio of expenses after expense reductions and/or recoupments (%)	.28	.30	.27	.27	.29
Ratio of net investment income (loss) (%)	2.07	1.71	1.73	1.62	1.76
Portfolio turnover rate (%)	6	7[c]	9	15	1
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 15.52	$ 14.96	$ 13.10	$ 12.72	$ 11.63
Income (loss) from investment operations: Net investment income (loss)[a]	.24	.23	.21	.17	.20
Net realized and unrealized gain (loss)	(5.94)	.52	1.78	.38	.99
Total from investment operations	(5.70)	.75	1.99	.55	1.19
Less distributions from: Net investment income	(.28)	(.19)	(.13)	(.17)	(.10)
Net asset value, end of period	$ 9.54	$ 15.52	$ 14.96	$ 13.10	$ 12.72
Total Return (%)	(37.34)[b]	5.03[b]	15.24[b]	4.42	10.32[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	65	84	68	53
Ratio of expenses before expense reductions and/or recoupments (%)	.58	.58	.53	.52	.53
Ratio of expenses after expense reductions and/or recoupments (%)	.53	.55	.52	.52	.54
Ratio of net investment income (loss) (%)	1.82	1.46	1.48	1.37	1.71
Portfolio turnover rate (%)	6	7[c]	9	15	1
a Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Class B2 Years Ended December 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.51	$ 14.96	$ 13.09	$ 12.94
Income (loss) from investment operations: Net investment income (loss)[b]	.22	.21	.19	.05
Net realized and unrealized gain (loss)	(5.93)	.52	1.79	.10
Total from investment operations	(5.71)	.73	1.98	.15
Less distributions from: Net investment income	(.26)	(.18)	(.11)	—
Net asset value, end of period	$ 9.54	$ 15.51	$ 14.96	$ 13.09
Total Return (%)[c]	(37.36)	4.85	15.20	1.16**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	48	57	59
Ratio of expenses before expense reductions (%)	.72	.72	.67	.66*
Ratio of expenses after expense reductions (%)	.63	.65	.63	.63*
Ratio of net investment income (loss) (%)	1.72	1.36	1.37	1.34*
Portfolio turnover rate (%)	6	7[d]	9	15
[a] For the period September 16, 2005 (commencement of operations) to December 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Investments VIT Funds (the "Trust") is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. The Trust is comprised of two portfolios. DWS Equity 500 Index VIP (the "Portfolio") is one of the series the Trust offers to investors. The Portfolio is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Portfolio offers three classes of shares to investors: Class A shares, Class B shares and Class B2 shares. Class B and Class B2 shares are subject to Rule 12b-1 distribution fees under the 1940 Act equal to an annual rate up to 0.25% of Class B and Class B2 shares average daily net assets. In addition, Class B2 shares are subject to record keeping fees equal to an annual rate of up to 0.15% of average daily net assets. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain Portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Portfolio adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Portfolio's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of December 31, 2008, for the Portfolio's investments, is included at the end of the Portfolio's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio invests in futures to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At December 31, 2008, DWS Equity 500 Index VIP had a net tax basis capital loss carryforward of approximately $16,672,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2012, whichever occurs first. During the year ended December 31, 2008, the Portfolio utilized $633,000 of its prior year capital loss carryforward.

From November 1, 2008 through December 31, 2008, the Portfolio incurred approximately $4,747,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2009.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2008 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Portfolio, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2008, the Portfolio's components of distributable earnings (accumulated gains) on a tax basis were as follows:

Undistributed ordinary income	$ 18,610,390
Capital loss carryforwards	$ (16,672,000)
Unrealized appreciation (depreciation) on investments	$ (181,017,799)

In addition, the tax character of distributions paid to shareholders by the Portfolio is summarized as follows:

	Years Ended December 31,
	2008	2007
Distributions from ordinary income	$ 22,632,109	$ 22,902,453

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $50,822,206 and $141,530,509, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Portfolio or delegates such responsibility to the Portfolio's subadvisor. Pursuant to the Investment Management Agreement with the Advisor, the Portfolio pays an annual management fee based on the Portfolio's average daily net assets, accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Portfolio's average daily net assets	.200%
Next $1 billion of such net assets	.175%
Over $2 billion of such net assets	.150%

Northern Trust Investments, N.A. ("NTI") acts as investment sub-advisor for the Portfolio. As the Portfolio's investment sub-advisor, NTI makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. NTI is paid by the Advisor for its services.

For the period from January 1, 2008 through April 30, 2009, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Class A	.28%
Class B	.53%
Class B2	.63%

Accordingly, for the year ended December 31, 2008, the Advisor waived a portion of its management fee aggregating $417,317 and the amount charged aggregated $1,415,847, which was equivalent to an annual effective rate of 0.15% of the Portfolio's average daily net assets.

In addition, the Advisor reimbursed the Portfolio $13,263 of record keeping fees for Class B2 shares for the year ended December 31, 2008.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee ("Administration fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2008, DIMA received an Administration fee of $919,349, of which $53,153 is unpaid.

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, is the Portfolio's distributor. In accordance with the Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B and B2 shares. For the year ended December 31, 2008, the Distribution Service Fees were as follows:

Distribution Service Fees	Total Aggregated	Unpaid at December 31, 2008
Class B	$ 130,769	$ 8,409
Class B2	76,938	3,854
	$ 207,707	$ 12,263

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Portfolio. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Portfolio. For the year ended December 31, 2008, the amounts charged to the Portfolio by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2008
Class A	$ 777	$ 777	$ —
Class B	106	98	8
Class B2	74	74	—
	$ 957	$ 949	$ 8

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the year ended December 31, 2008, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,570, of which $3,801 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Portfolio Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Portfolios for the cost of this benefit. For the year ended December 31, 2008, the Portfolio paid its allocated portion of the retirement benefit of $5,450 to the non-continuing Independent Board Members, and the Portfolio was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager or Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager or Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2008, the Portfolio's custodian fee was reduced by $459 for custody credits earned.

E. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Ownership of the Portfolio

At December 31, 2008, two participating insurance companies were beneficial owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 56% and 14%, respectively. At December 31, 2008, one participating insurance company was a beneficial owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 85%. At December 31, 2008, one participating insurance company was a beneficial owner of record of 10% or more of the total outstanding Class B2 shares of the Portfolio, owning 100%.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investments VIT Funds and the Shareholders of DWS Equity 500 Index VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index VIP (the "Portfolio") at December 31, 2008, and the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Portfolio for the period ended on December 31, 2004 were audited by another Independent Registered Public Accounting Firm whose report dated February 8, 2005 expressed an unqualified opinion on those statements.

Boston, Massachusetts February 13, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 90% of the income dividends paid during the Portfolio's fiscal year ended December 31, 2008 qualified as a dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 778-1482.

Proxy Voting

The Portfolio's policies and procedures for voting proxies for portfolio securities and information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Portfolio's policies and procedures without charge, upon request, call us toll free at (800) 778-1482.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement," and together with the Agreement, the "Agreements") between DIMA and Northern Trust Investments, N.A. ("NTI") in September 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreements were approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and NTI to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investments Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

vit-equ500-2 (R-9043-1 2/09)

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2008, DWS Equity 500 Index VIP has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EQUITY 500 INDEX VIP

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$37,050	$0	$0	$0
2007	$34,250	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$0	$19,000
2007	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity 500 Index VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 20, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        February 20, 2009